MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Oct-96
Reporting Month:  September


                                                                          Interest    Interest    Principal
               Original   Original  Integral    Record         Accrual    Payment     Payment     Ending          Remaining
  Class         Balance   Pct Pool Denominatio  Date         Factor       Factor      Factor      Balance         Principal Factor
Merit4 A1 $326,920,000.00   84.50% $1,000.00    30-Sep-96     3.16592998   3.16592998 14.58798877 $204,411,020.46 0.62526312
Merit4 A2  $42,573,000.00   11.00% $1,000.00    30-Sep-96    12.50000000  12.50000000  0.00000000  $42,573,000.00 1.00000000

          $369,493,000.00                                                                         $246,984,020.46

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Oct-96
Reporting Month       September

Reserve Funds and Subordination

                                 Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collaterization Amount 4.50% $17,411,678.00 6.29% $16,889,400.08 $0.00       $0.00  $263,796,282.51 6.40% $16,889,400.08

                                    Beginning  Current                Ending DPR
                                    Balance    Deposits   Adjustments Balance
Discount Principal Reserve Account  $45,279.03 $31,859.66 $0.00       $77,138.69
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage   Losses Insured Balance     Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 31.91% $2,987,981.88 $0.00  $0.00 $9,351,221.63 31.95% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                            $423,656.76

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                73         $11,880,475             4.50%
60+ Days                33          $5,302,145             2.01%
90+ Days                45          $8,047,668             3.05%
Foreclosure             23          $4,562,206             1.73%
REO                     14          $4,016,092             1.52%

Totals                 188         $33,808,586            12.81%


Advances on Delinquencies                                      $279,928.50
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION


Funds Account Activity Report
MERIT Series 4

Payment Date:     28-Oct-96
Report Date:      September
Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $2,027,872.69            Interest Payments       $1,567,168.33
Principal                                     $4,800,964.95            Principal Payments      $4,769,105.29
Deposits From Reserve Fund                            $0.00            Surplus                   $423,656.76
Other Deposits                                        $0.00            FSA Fee                    $37,047.60
                                                                       Discount Principal Reserve $31,859.66

Total Deposit                                 $6,828,837.64            Total Withdrawals       $6,828,837.64

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Oct-96
Reporting Month:  September

                      Class
                    Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class               Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Merit4 A1           5.937500%  $209,180,125.75 $1,035,005.83  $1,035,005.8  $4,769,105.29 $5,804,111.12        $0.00 $204,411,020.46
Merit4 A2           15.000000%  $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50        $0.00  $42,573,000.00

                               $251,753,125.75 $1,567,168.33  $1,567,168.3  $4,769,105.29 $6,336,273.62        $0.00 $246,984,020.46


  Class              CUSIP     Priority     Principal Type    Interest Type
Merit4 A1                      589962AJ8    Senior        Sequential   Floater
Merit4 A2                      589962AK5    Senior        Sequential   Floater